SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  April 10, 2000


                               GS TELECOM LIMITED
                           --------------------------
             (Exact name of registrant as specified in its charter)


COLORADO                        0-13313                      36-3296861
-------                         -------                      ----------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



c/o 10200 W. 44th Ave., #400, Wheat Ridge, CO                 80033
---------------------------------------------                 -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code 011-44-171-587-3687

Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None

Item 4.  CHANGES IN ACCOUNTANTS

                  None

Item 5.  OTHER EVENTS

         In March, 2000, the Company achieved a private placement of $618,000 for 1,236,000 shares of restricted common stock together with warrants to purchase an additional 1,236,000 shares at $1.25 per share through April 15, 2000. The private placement was made in reliance upon the exemptions to registration afforded under Regulation S and Section 4(6) of the Securities Act of 1933.

Item 6. BOARD OF DIRECTORS

                  None

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL & EXHIBITS

                  None

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 10, 2000                        GS TELECOM LIMITED

                                                 /s/ C.P. Gervaise-Brazier
                                            By: --------------------------------
                                                  President and CEO